PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STRATEGIC PARTNERS FLEXELITE

Supplement, dated August 9, 2005

On August 1, 2005, Pruco Life Insurance Company of New Jersey (and Pruco Life Insurance Company) filed a supplement (the “August 1 Filing”) pertaining to certain of their variable annuity products. See accession number 0000711201-05-000068. The August 1 Filing indicated incorrectly that it applied to the above-referenced variable annuity (file no. 333-99275). That variable annuity is no longer sold, and we have ceased updating the registration statement for that annuity in reliance on the Great-West line of SEC Staff no-action letters. Accordingly, we are filing this supplement solely to clarify that the August 1 Filing does not apply to the above-referenced annuity.